                                                                    EXHIBIT 10.1

                           THE FOREFRONT GROUP, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------


     This Employment Agreement (the "Agreement"), effective the date indicated on the signature page hereto (the "Effective Date"), is entered into by and between The ForeFront Group, Inc., a Delaware corporation ("ForeFront"), and Martin Mazner, an individual residing in Palo Alto, California, (the "Employee").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, ForeFront wishes to employ the Employee to perform certain duties on its behalf on the terms and conditions, and for the consideration, hereafter set forth, and the Employee wishes to accept such employment and perform such duties on such terms and conditions and for such consideration;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and obligations contained herein, the Employee and ForeFront do hereby agree as follows:

     1. EMPLOYMENT, DUTIES AND TERMINATION. Employee is hereby employed by ForeFront for the initial period indicated on Exhibit A hereto. After the expiration of the initial period indicated on Exhibit A, the Employee's employment hereunder shall continue but either party may terminate this Agreement, with or without cause, on thirty (30) days' notice delivered to the other (except upon a termination "for cause" as set out below, which shall require only the notification as hereafter indicated). Employee shall be employed initially for the position, and generally to perform such duties, as are set forth on Exhibit A hereto, which may change at the direction of ForeFront in its sole determination. While employed by ForeFront, Employee agrees to devote Employee's full productive efforts to the business of ForeFront. Employee may have no other sources of active employment while employed by ForeFront. Employee shall initially report to the person indicated on Exhibit A. ForeFront shall not require the Employee to relocate to any site more than twenty (20) miles from Palo Alto, California, without the consent of Employee. Employee's employment may be terminated by ForeFront at any time if the Employee: (i) is convicted of or pleads nolo contendere to a felony offense or a crime of moral turpitude; (ii) materially breaches this Agreement and fails to cure such breach within thirty (30) days of notice of such breach by ForeFront; (iii) engages in willful misconduct, gross neglect of Employee's duties, or an activity which constitutes a material conflict of interest with Employee's job; (iv) is reasonably determined by ForeFront to be disabled and unable to perform Employee's duties; (v) dies; or (vi) has materially misrepresented Employee's skills, past employment, education, or any other matter discussed between ForeFront and Employee prior to commencement of employment hereunder, including without limitation, information supplied to ForeFront by the Employee in Employee's employment application. In such cases, Employee will receive only Employee's compensation to date of termination. Employee understands and agrees that this Agreement and Employee's status as an employee of ForeFront creates a fiduciary duty which the Employee owes to ForeFront, which duty the Employee promises to fulfill.

    2.  COMPENSATION.
        ------------

        2.1 SALARY. In consideration of the performance of duties hereunder, ForeFront agrees to pay the Employee a monthly salary as indicated on Exhibit A. This salary shall be paid in equal semi-monthly installments. ForeFront may withhold from any benefits payable under this Agreement, including salary, all federal, state, city or other taxes as may be required pursuant to any law or governmental regulation or ruling of company policy.

        2.2 BENEFITS. The Employee will also receive other benefits from time to time normally provided to employees of ForeFront, although there shall be no obligation to commence any benefit plan, or to continue any plan once commenced.

        2.3 REIMBURSEMENT. While employed hereunder, ForeFront agrees to reimburse the Employee for all reasonable and necessary business expenses in accordance with ForeFront's expense reimbursement policy, which expenses have been approved in advance.

    3.  PROPRIETARY RELATIONSHIP.
        ------------------------

        3.1 DISCLOSURE OF CONFIDENTIAL INFORMATION. No Confidential Information or anything directly related to it shall be used by the Employee for the benefit of the Employee or any third party, nor shall such Confidential Information be disclosed to a third party, without the prior written consent of ForeFront, except as may be necessary in the ordinary cause of performing the Employee's duties for ForeFront and only for the benefit of ForeFront. "Confidential Information" shall mean all of: (a) information pertaining to the design and development of all commercial products of ForeFront that is not generally known within the industry in which ForeFront or any of its affiliates is engaged and that is disclosed to, learned by or developed by the Employee in the performance of his duties during Employee's employment by ForeFront; (b) ForeFront's customer lists, sales data, pricing formulas, marketing strategies, and other proprietary information acquired by Employee in the performance of employment duties hereunder; and (c) anything which would be considered "confidential" under Texas law.

        3.2 EXEMPTION. Confidential Information shall not include information that:

                    (a) at the time of its disclosure, is publicly available through no fault of the Employee;
                    (b) at the time of its disclosure, is, without fault of the receiving party, part of the public domain;

                    (c) subsequent to its disclosure hereunder, is obtained by the Employee from a third party not subject to a contractual or fiduciary obligation for confidentiality to the disclosing party;

                    (d) is required to disclose under court or governmental order, rule or regulation; or

                    (e) is disclosed pursuant to any research grant relating to technology not pertaining to the commercial products of ForeFront.

        3.3 RETURN OF DATA. In the event of the termination of employment of the Employee for any reason, the Employee will deliver to ForeFront all documents, notebooks, designs, specifications, customer lists, drawings, software, manuals, reports, plans and other data of any nature containing Confidential Information or relating to the business of ForeFront, and the Employee will not deliver to anyone else any of such documents or data or any reproduction of such documents or data containing Confidential Information or relating to the business of ForeFront.

        3.4 DISCLOSURE AND ASSIGNMENT OF INVENTIONS. The Employee agrees to make prompt and complete disclosure to ForeFront of every Invention. "Inventions" shall mean all improvements, discoveries, inventions, whether patentable or not, copyrightable works, copyrights, trade secrets, formulae, processes, techniques, and other developments and advances which are related to or useful in the actual or anticipated business of ForeFront and that are developed, conceived or reduced to practice or learned by the Employee, either alone or jointly with others, during Employee's employment by ForeFront or result from tasks assigned to the Employee by ForeFront or result from use of premises or equipment owned, leased, or contracted for by ForeFront. The Employee agrees that ForeFront shall have sole ownership rights to all Inventions and agrees to cooperate fully, at no expense to the Employee, with ForeFront to secure and defend ForeFront's said ownership rights. The Employee hereby assigns to ForeFront any rights the Employee may acquire in any such Inventions.

        3.5 NO CONFLICT. The Employee represents and warrants that: (a) as a matter of record, the Employee has identified on Exhibit B attached hereto all inventions or improvements relevant to the subject matter of Employee's employment by ForeFront which have been made or conceived or first reduced to practice by the Employee alone or jointly with others prior to Employee's engagement by ForeFront, which the Employee desires to remove from the operation of this Agreement; and the employee covenants that such list is complete. If there is no such list on Exhibit B, the Employee represents that the Employee has made no such inventions and improvements at the time of signing this Agreement;

        (b) performance of all the terms of this Agreement by the Employee and as an employee of ForeFront does not and, to the best of the Employee's present knowledge and belief, will not breach any agreement or duty to keep in confidence proprietary information acquired by the Employee in confidence or in trust prior to the Employee's employment by ForeFront. The Employee has not entered into, and will not enter into, any agreement either written or oral in conflict herewith. The Employee is not at the present time restricted from being employed by ForeFront or entering into this Agreement;

        (c) as part of the consideration for the offer of employment extended to the Employee by ForeFront and of the Employee's employment or continued employment by ForeFront, the Employee has not brought and will not bring with the Employee to ForeFront or use in the performance of the Employee's responsibilities at ForeFront any materials or documents of a former employer which are not generally available to the public, unless the Employee has obtained written authorization from the former employer for their possession and use;

        (d) in the Employee's employment with ForeFront, the Employee is not to breach any obligation of confidentiality or duty that the Employee has to former employers and the Employee agrees that all such obligations during the Employee's employment with ForeFront shall be fulfilled.

    4.  NON-COMPETITION.
        ---------------

        4.1 RESTRICTIONS WHILE EMPLOYED. In consideration of employment or continued employment, as the case may be, and the compensation received by the Employee from ForeFront, while employed by ForeFront, the Employee agrees to work solely and exclusively for ForeFront and without limiting the generality of the foregoing agrees to refrain from working for or providing consulting or other services, directly or indirectly, in connection with a Conflicting Product anywhere in the world, whether or not to a Conflicting Organization. "Conflicting Product" shall mean any commercial product, or any information pertaining to the design, development and marketing of such product, that provides essentially similar form, fit and function as, and competes or proposes to compete with, a commercial product developed by ForeFront; provided however that the following activities shall not be deemed to be a Conflicting Product:

        (a) journalistic/analyst activities, including, but not limited to, writing or appearances on radio, television or other media, whether or not for payment;

        (b) investment in or advising of venture or other investment funds, or service as a member of a board of directors in connection with such investment or advice, including investment in Mayfield Software Partners, which is itself an investor in First Floor Software ("First Floor"), provided that Mazner shall have no direct involvement with First Floor or any other competitor of Purchaser;

        (c) service on the advisory board of or investment in VoxWare, Inc. or SoloPoint, Inc.; or

        (d) any other activity approved by Purchaser.

     "Conflicting Organization" shall mean any person or organization that, for commercial purposes, proposes to become engaged in, is engaged in, or is about to become engaged in, research on or development of or production, marketing, licensing or the sale of any Conflicting Product. Furthermore, while employed by ForeFront, the Employee agrees not to make investments in any firm, corporation or association whose products or activities compete with the products or activities of ForeFront (other than open market investments in no more than three percent (3%) of the outstanding stock of any publicly traded company).

        4.2 RESTRICTIONS AFTER TERMINATION. In consideration of employment or continued employment, as the case may be, and the compensation received by the Employee from ForeFront, while employed by ForeFront, for a period ending one year from termination of employment (the "Restricted Period"), the Employee agrees to refrain from working for or providing consulting or other services, directly or indirectly, in connection with a Conflicting Product to any Conflicting Organization: (i) where the Employee's activities take or may be expected to take Employee into or within a 75 mile radius of any metropolitan area in the continental United States where ForeFront or any of ForeFront's licensees are at the time of such termination actively marketing a product, or are actively engaged in preparations to commence active marketing of a product (the "Restricted Area"); (ii) where the Conflicting Organization has an office within the Restricted Area, and the Employee directly or indirectly works with such office regarding a Conflicting Product; or (iii) where the activities of others affiliated with a Conflicting Organization working in connection with a Conflicting Product on which the Employee may be working, would take such other person(s) within the Restricted Area. Further, during the Restricted Period the Employee shall refrain from engaging in any sales or marketing activities, directly or indirectly, in connection with a Conflicting Product, to any person or entity which has purchased or licensed any products from ForeFront or any of its licensees.

        4.3 OTHER AGREEMENTS. In consideration of employment or continued employment, as the case may be, and the compensation received by the Employee from ForeFront, while employed by ForeFront, the Employee hereby further agrees that Employee will not, during the Restricted Period, (i) solicit, for himself or others, any person or entity that is or was a customer of ForeFront while Employee was employed by ForeFront, for any purpose or activity that is directly competitive with the business of ForeFront, or solicit the employment or services of any person who is employed full-time by ForeFront or (ii) solicit, recruit or hire, or assist any person, firm, corporation, association or other entity in the solicitation, recruitment or hiring of, any person then engaged by ForeFront as an employee, officer, director or consultant, or so engaged by ForeFront within the then prior six (6) months.

        4.4 SEVERABILITY OF PROVISIONS. The Employee hereby acknowledges and agrees that the scope of the foregoing covenants are reasonable and necessary to protect the interests of ForeFront. While the restrictions set forth in this Article 4 are considered by the parties to be reasonable in all circumstances, it is recognized that restrictions of the nature in question may fail for technical reasons unforeseen, and accordingly it is hereby agreed that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of ForeFront or for any other reason but would be valid if part of the wording thereof were deleted or the periods (if any) thereof reduced or the range of activities or area dealt with thereby reduced in scope, such restrictions shall apply with such modifications as may be necessary to make them valid and effective and such provisions shall be modified accordingly.

    5.  MISCELLANEOUS.
        -------------

        5.1 NOTICE. For purposes of this Agreement, notices and all other communications provided for or permitted herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

        If to ForeFront:

                The ForeFront Group, Inc.
                1330 Post Oak Boulevard, Suite 1300
                Houston, Texas 77056
                c/o The President

     If to the Employee, at the address identified on the signature page hereof, or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

        5.2 APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

        5.3 NO WAIVER. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

        5.4 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Further, such provisions shall be reformed and construed to the extent permitted by law so that it would be valid, legal and enforceable to the maximum extent possible.

        5.5 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which together will constitute one and the same Agreement.

        5.6 HEADINGS. The article and section headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

        5.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representation, inducement, promise or agreement, oral or written, has been made by either party, or by anyone acting on behalf of either party, that is not embodied herein, and that no agreement, statement or promise relating to the subject matter hereof that is not contained in this Agreement hereto shall be valid or binding. All of the foregoing notwithstanding, any and all information contained in Employee's employment application, or represented to ForeFront by Employee either verbally or in writing, concerning Employee, including without limitation Employee's past or present employment, skills, education, and other such matters, are deemed to be material representations to ForeFront, and are incorporated herein by reference and made a part hereof for all purposes.

        5.8 AMENDMENTS. No amendment or modification to this Agreement will be effective unless it is in writing and signed by duly authorized representatives of both parties.

        5.9 FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

        5.10 SURVIVAL. The provisions of Articles 3 and 4 herein shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of June 12, 1996 (the "Effective Date").

THE FOREFRONT GROUP, INC.         EMPLOYEE:



By:        /s/ David Sikora   By:            /s/ Martin Mazner
          ------------------            ---------------------------

Name:     David Sikora        Name:     Martin Mazner
          ------------------

Title:    President and  CEO  Address:  2226 Louis Road
          ------------------            ---------------------------
                                        Palo Alto, California 94303
                                        ---------------------------




                                   EXHIBIT A


Position:                V.P. and General Manager, BookMaker Division
                         --------------------------------------------

Reports to:              President and CEO, ForeFront
                         ----------------------------

Duties:  [As defined by the supervisor]

Initial period of Employment shall be for a period of eighteen (18) months from the Effective Date of this Agreement.

Gross Monthly Salary:    $9,500.00
Stock Option Grant:      10,000 shares

                                   EXHIBIT B
                                   ---------


          1. The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by The ForeFront Group, Inc. (the "Company") which have been made or conceived or first conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

              No inventions or improvements
   ---------

       X      See below
   ---------

Product concepts in ClickBook and Surf 'N  Print while an employee of BookMaker
- --------------------------------------------------------------------------------
Corporation are the property of BookMaker Corporation.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


              Additional sheets attached
   ---------

          2. I propose to bring to my employment the following materials and documents of a former employer which are not generally available to the public, which materials and documents may be used in my employment:

              No materials
   ---------

              See below
   ---------



   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   ---------  Additional sheets attached


          The signature below confirms that my continued possession and use of these materials is authorized.



                                    /s/ Martin Mazner
                                    --------------------------------------------
                                    Martin Mazner